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                              SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, D.C. 20549

                                         FORM 8-K

                                     CURRENT REPORT
                        Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934


                              Date of Report:  August 2, 2000

                                      POLYCOM, INC.
                 (Exact Name of Registrant as Specified in its Charter)


           State of Delaware             000-27978             94-3128324
    (State or Other Jurisdiction  (Commission File Number)  (I.R.S. Employer
           of Incorporation)                                Identification No.)


                                      1565 Barber Lane
                                 Milpitas, California 95035
                  (Address of Principal Executive Office and Zip code)

                                      (408) 526-9000
                         (Telephone Number, Including Area Code)


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                                      POLYCOM, INC.
                                        FORM 8-K

ITEM 5.  OTHER EVENTS

      Polycom, Inc., a Delaware corporation, issued a press release dated August 2, 2000 (the "Press Release") announcing a two-for-one split of the Company's common stock which will be effected as a stock dividend to stockholders of record as of the close of business on August 15, 2000, and will be distributed on August 31, 2000.

      The Press Release is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated by reference herein. The foregoing summary of the Press Release is qualified in its entirety by reference to the Press Release.

      Any statements contained in the Press Release that are not historical facts are forward-looking statements. In particular, statements using the words "will," "plans," "expects," "believes," "anticipates," or like terms are by their nature predictions based upon current plans, expectations, estimates, and assumptions. These statements are subject to a number of risks and uncertainties that could significantly affect outcomes, which may differ materially from the expectations, estimates, or assumptions expressed in or implied by any such forward-looking statements. Specific risks applicable to such forward-looking statements include risks associated with the failure to conclude any proposed agreement and/or changing conditions in the marketplace. Other risks and uncertainties associated with the business of Polycom may be reviewed in Polycom's public filings on Form 10-Q and Form 10-K. Those documents are publicly on file with the U.S. Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)    Exhibits

    EXHIBIT NO.                          DESCRIPTION
    -----------      ----------------------------------------------------

       99.1          Press Release of Polycom, Inc. dated August 2, 2000.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       POLYCOM, INC.

                                       By: /s/ Robert C. Hagerty
                                           -----------------------------
                                           Robert C. Hagerty
                                           Chairman of the Board of Directors,
                                           Chief Executive Officer and President

Date: August 2, 2000

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                              EXHIBIT INDEX


   Exhibit No.                           Description
  -----------         ----------------------------------------------------

      99.1            Press Release of Polycom, Inc. dated August 2, 2000.